UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 17, 2015

PARAMOUNT GOLD AND SILVER CORP.

(Exact name of registrant as specified in its charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-33630	20-3690109
(Commission File Number)	(IRS Employer Identification No.)

665 Anderson Street

Winnemucca, Nevada

89445

(Address of Principal Executive Offices)

(775) 625-3600

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

[    ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[    ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[    ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[    ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

On April 17, 2015, Paramount Gold and Silver Corp. (“Paramount”) held a special meeting of stockholders (the “Special Meeting”) in connection with the merger as contemplated by the Agreement and Plan of Merger, dated as of December 16, 2014, as amended as of March 3, 2015 (as so amended, the “Merger Agreement”), by and among Coeur Mining, Inc. (“Coeur”), Hollywood Merger Sub, Inc., a wholly-owned subsidiary of Coeur, Paramount, and Paramount Nevada Gold Corp, a wholly-owned subsidiary of Paramount that was subsequently merged with and into its direct subsidiary, Paramount Gold Nevada Corp. The proposals submitted to Paramount stockholders at the Special Meeting were the adoption of the Merger Agreement and acquisition of Paramount by Coeur (the “merger proposal”), and a non-binding advisory vote to approve the compensation that may become payable to Paramount’s named executive officers in connection with the completion of the merger (the “compensation proposal”).

The merger proposal and the compensation proposal are described in detail in Paramount’s and Coeur’s definitive joint proxy statement/prospectus, which was filed with the Securities and Exchange Commission on March 16, 2015.

The stockholders voted to approve the merger proposal and the compensation proposal. The voting results for the merger proposal and the compensation proposal, including the number of votes cast for or against, and the number of abstentions and broker non-votes, are set forth below.

Proposal 1. Merger Proposal:

For	Against	Abstain	Broker Non-Votes
87,855,333	2,624,522	185,178	Not Applicable

Proposal 2. Compensation Proposal:

For	Against	Abstain	Broker Non-Votes
81,539,238	7,293,950	1,831,845	Not Applicable

In connection with the Special Meeting, Paramount also solicited proxies with respect to the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies (the “adjournment proposal”). As there were sufficient votes from Paramount stockholders to approve the merger proposal and the compensation proposal, adjournment of the Special Meeting to solicit additional proxies was unnecessary and the adjournment proposal was not submitted to Paramount stockholders for approval at the Special Meeting.

Paramount and Coeur expect that the merger contemplated by the Merger Agreement will become effective on April 17, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARAMOUNT GOLD AND SILVER CORP.

Date: April 17, 2015	By:	/s/ Christopher Crupi
	Name:	Christopher Crupi
	Title:	President and Chief Executive Officer